UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
September 24, 2019
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Slack Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38926 (Commission File Number)	26-4400325 (I.R.S. Employer Identification Number)
500 Howard Street
San Francisco, California 94105
(Address of principal executive offices and zip code)

(855) 980-5920
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WORK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On September 24, 2019, the board of directors (the “Board”) of Slack Technologies, Inc. (the “Company”) appointed Sheila B. Jordan to the Board as a Class III director, effective as of September 25, 2019. Ms. Jordan was appointed to a newly created vacancy on the Board resulting from an increase in the size of the Board from seven (7) directors to eight (8) directors. The Board also expects to appoint Ms. Jordan to serve as a member of one or more committees of the Board at a later date.
As a non-employee director, Ms. Jordan will be compensated for her services in the manner described in the Company’s current Non-Employee Director Compensation Policy. The Company has also entered into its standard form of Indemnification Agreement with Ms. Jordan in connection with her appointment to the Board.
There are no arrangements or understandings between Ms. Jordan, on the one hand, and any other persons, on the other hand, pursuant to which Ms. Jordan was selected as a director. Ms. Jordan has no family relationship with any director or executive officer of the Company.
Ms. Jordan is the Chief Information Officer of Symantec Corporation (“Symantec”), a paid customer of the Company. Symantec made payments to the Company of $519,815 in the fiscal year ended January 31, 2019 and $966,627 year-to-date in the fiscal year ending January 31, 2020. These transactions were arms-length agreements entered into in the ordinary course of business.
On September 25, 2019, the Company issued a press release announcing the appointment of Ms. Jordan to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and executive officers.
10.2**	Non-Employee Director Compensation Policy.
99.1	Press release, dated September 25, 2019.
* Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-231041), filed with the Securities and Exchange Commission on April 26, 2019.
** Incorporated by reference to Exhibit 10.8 filed with the Company’s Registration Statement on Form S-1 (File No. 333-231041), filed with the Securities and Exchange Commission on April 26, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019	Slack Technologies, Inc.

	By:	/s/ Allen Shim
	Name:	Allen Shim
	Title:	Chief Financial Officer